UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2008

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On July 8, 2008, we completed the sale of all of the outstanding capital stock of El Callao Gold Mining Company (“El Callao”) and Drake-Bering Holdings B.V. (“Drake-Bering”) to Rusoro MH Acquisition, Ltd. (“Buyer”), a wholly-owned subsidiary of Rusoro Mining Ltd. (“Rusoro”). Prior to the closing, Hecla Limited, our wholly-owned subsidiary, owned directly all of the outstanding capital stock of El Callao and indirectly all of the issued and outstanding shares in the capital of Drake-Bering Holdings B.V. Together, El Callao and Drake-Bering represented substantially all of our business and operations in Venezuela.

Under the terms of the Stock Purchase Agreement, as amended, Hecla Limited sold to Buyer all of the outstanding shares in El Callao and Drake-Bering for $20,000,000 in cash and 4,273,504 shares of common stock of Rusoro (the “Venezuela Sale”). A copy of the Stock Purchase Agreement was filed as Exhibit 2.1 to our Current Report on Form 8-K filed on June 25, 2008, and is incorporated by herein by reference. The Stock Purchase Agreement was amended on June 27, 2008, and a copy of that amendment was filed as Exhibit 2.1 to our Current Report on Form 8-K filed on July 3, 2008, and is incorporated by herein by reference.

The Stock Purchase Agreement, as amended, has been incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Stock Purchase Agreement, as amended, contains representations and warranties we made. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Stock Purchase Agreement, as amended. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement, as amended. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules.

The disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Stock Purchase Agreement, as amended, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01.	Other Events.

On July 10, 2008, we issued a press release announcing the consummation of the Venezuela Sale. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

The Stock Purchase Agreement, as amended, incorporated by reference herein contains a brief list identifying the contents of all omitted schedules, which schedules we agree to furnish supplementally to the Securities and Exchange Commission upon its request.

(a) Financial Statements of Businesses Acquired. The unaudited financial statements of the Greens Creek Joint Venture, a joint venture among Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, each of which are direct or indirect subsidiaries of Hecla Mining Company, for the quarters ended March 31, 2008 and 2007 are filed as Exhibit 99.2 and incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information. The pro forma financial information is furnished as Exhibit 99.2 and incorporated in its entirety herein by reference.

(c) Exhibits.

Exhibit Number	Description
2.1(a)	Stock Purchase Agreement dated as of June 19, 2008 by and among Rusoro Mining Ltd., Rusoro MH Acquisition Ltd., and Hecla Limited, filed as Exhibit 99.1 to Hecla Mining Company’s Current Report on Form 8-K (File No. 1-8491) filed on June 25, 2008 and incorporated herein by reference

2.1(b)	Letter agreement by and among Hecla Limited, Rusoro MH Acquisition, Ltd., and Rusoro Mining Ltd. dated June 27, 2008, filed as Exhibit 2.1 to Hecla Mining Company’s Current Report on Form 8-K (File No. 1-8491) filed on July 3, 2008 and incorporated herein by reference

99.1	Press release, dated July 10, 2008

99.2	The unaudited financial statements of the Greens Creek Joint Venture, a joint venture among Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, each of which are direct or indirect subsidiaries of Hecla Mining Company, for the quarters ended March 31, 2008 and 2007.

99.3	Unaudited pro forma combined condensed financial statements of Hecla Mining Company giving effect to the Venezuela Sale and to the acquisition of all of the issued and outstanding shares of Hecla Greens Creek Mining Company and Hecla Juneau Mining Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2008

Hecla Mining Company

By:	/s/ Philip C. Wolf
Philip C. Wolf
Senior Vice President & General Counsel